SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 27, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated August 1, 1999, providing for the issuance of C-BASS Trust 1999-CB4, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB4).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127                  13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
            This report consists of 11 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB4, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On September 27, 1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 26, 1999              By:  /s/ Kimberly K. Costa
                                       Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         September 27, 1999.

      +



                                  Exhibit 99.1

                         Statement to Certificateholders
                                September 27, 1999


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 27, 1999
                                                    REVISION
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T21       87,260,000.00     87,260,000.00    757,368.20    676,058.31    1,433,426.51         0.00          0.00   86,502,631.80
T22       42,300,000.00     42,300,000.00  1,099,098.06    327,724.80    1,426,822.85         0.00          0.00   41,200,901.95
T23        9,717,000.00      9,717,000.00          0.00     75,283.73       75,283.73         0.00          0.00    9,717,000.00
T24        8,907,000.00      8,907,000.00          0.00     69,008.15       69,008.15         0.00          0.00    8,907,000.00
T25        5,668,000.00      5,668,000.00          0.00     43,913.57       43,913.57         0.00          0.00    5,668,000.00
T26        8,097,517.00      6,098,332.63          0.00     23,349.00       23,349.00         0.00          0.00    8,098,332.63
R1                 0.00              0.00          0.00          0.00            0.00         0.00          0.00            0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS   161,949,517.00    161,950,332.63  1,856,466.25  1,215,337.56    3,071,803.81         0.00          0.00  160,093,866.38
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
T21    1,000.00000000       8.67944304   7.74763133    16.42707438      991.32055696           T21            9.000000%
T22    1,000.00000000      25.98340544   7.74763121    33.73103664      974.01659456           T22            9.000000%
T23    1,000.00000000       0.00000000   7.74763096     7.74763096    1,000.00000000           T23            9.000000%
T24    1,000.00000000       0.00000000   7.74763108     7.74763108    1,000.00000000           T24            9.000000%
T25    1,000.00000000       0.00000000   7.74763056     7.74763056    1,000.00000000           T25            9.000000%
T26    1,000.10072594       0.00000000   2.88347650     2.88347650    1,000.10072594           T26            9.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS 1,000.00503632      11.46324042   7.50442226    18.96766268      988.54179690
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               September 27, 1999
                                                    REVISION
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        87,260,000.00   87,260,000.00    757,368.20     466,810.70   1,224,178.90          0.00       0.00       86,502,631.80
A2        42,300,000.00   42,300,000.00  1,099,098.05     215,362.81   1,314,460.86          0.00       0.00       41,200,901.95
M1         9,717,000.00    9,717,000.00          0.00      66,399.50      66,399.50          0.00       0.00        9,717,000.00
M2         8,907,000.00    8,907,000.00          0.00      60,864.50      60,864.50          0.00       0.00        8,907,000.00
B          5,668,000.00    5,668,000.00          0.00      39,595.31      39,595.31          0.00       0.00        5,668,000.00
X          8,097,517.00    8,097,517.00          0.00           0.00           0.00          0.00       0.00        8,097,517.00
R2                 0.00            0.00          0.00           0.00           0.00          0.00       0.00                0.00
BB        11,500,000.00   11,500,000.00    289,638.08      76,666.67     366,304.75          0.00       0.00       11,210,361.92
---------------------------------------------------------------------------------------------------------------------------------
TOTALS   173,449,517.00  173,449,517.00  2,146,104.33     925,699.49   3,071,803.82          0.00       0.00      171,303,412.67
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1         1,000.00000000    8.67944304      5.34965276  14.02909581   991.32055696            A1        6.212500%
A2         1,000.00000000   25.98340544      5.09131939  31.07472482   974.01659456            A2        5.912500%
M1         1,000.00000000    0.00000000      6.83333333   6.83333333 1,000.00000000            M1        8.200000%
M2         1,000.00000000    0.00000000      6.83333333   6.83333333 1,000.00000000            M2        8.200000%
B          1,000.00000000    0.00000000      6.98576394   6.98576394 1,000.00000000            B         8.112500%
X          1,000.00000000    0.00000000      0.00000000   0.00000000 1,000.00000000            X         0.000000%
BB         1,000.00000000   25.18592000      6.66666696  31.85258696   974.81408000            BB        8.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS     1,000.00000000   12.37307758      5.33699664  17.71007422   987.62692242
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               September 27, 1999
                                                    REVISION

                                          STATEMENT TO CERTIFICATEHOLDERS

Sec. 4.08(3) O/C Amount                                                                                     8,098,332.63

Sec. 4.08(3) Targeted O/C Amount                                                                            8.097,516.63

Sec. 4.08(3) O/C Deficiency Amount                                                                                  0.00

Sec. 4.08(3) O/C Release Amount                                                                                     0.00

Sec. 4.08(3) Monthly Excess CashFlow Amount                                                                   365,169.32

Sec. 4.08(3) Monthly Excess Interest Amount                                                                   365,169.32


Sec. 4.08(16) Servicing Compensation                                                                                0.00

Sec. 4.08(16) Servicing Fee                                                                                    64,225.59


Sec. 4.08(5) Current Advances                                                                               2,001,767.88


Sec. 4.08(6) Collateral Balance Group 1 Total                                                             108,317,912.18

Bec. 4.08(6) Collateral Balance Group 2 Total                                                              51,775,954.20

Sec. 4.08(6) Collateral Balance Group 1 Sub-Group 1                                                        31,057,442.23

Sec. 4.08(6) Collateral Balance Group l Sub-Group 2                                                        77,260,469.95

Sec. 4.08(6) Collateral Balance Group 2 Sub-Group1                                                         16,139,369.23

Sec. 4.08(6) Collateral Balance Group 2 Sub-Group2                                                         35,636,584.97


Sec. 4.08(7) Total Ending Number of Loans                                                                       1,684.00

Sec. 4.08(7) Group lA Ending Number of Loans                                                                      421.00

Sec. 4.08(7) Group 1B Ending Number of Loans                                                                      871.00

Sec. 4.08(7) Group 2A Ending Number of Loans                                                                       50.00

Sec. 4.08(7) Group 2B Ending Number of Loans                                                                      342.00


Sec. 4.08(7) Weighted Average Mortgage Rate for All Loans                                                          9.48%

Sec. 4.08(7) Group lA Weighted Average Mortgage Rate                                                               8.58%

Sec. 4.08(7) Group 1B Weighted Average Mortgage Rate                                                               9.58%

Sec. 4.08(7) Group 2A Weighted Average Mortgage Rate                                                               8.80%

Sec. 4.08(7) Group 2B Weighted Average Mortgage Rate                                                              10.37%

                                                                                  (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               September 27, 1999
                                                    REVISION

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group lA                                                         86.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 1A                                                 6,825,774.93

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 1B                                                        120.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 1B                                                 9,143,875.01

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 2A                                                          3.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 2A                                                   951,985.01

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 2B                                                        115.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 2B                                                11,192,798.47

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group lA                                                         64.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group lA                                                 4,893,599.69

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group lB                                                         34.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group lB                                                 2,784,464.37

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group 2A                                                          1.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group 2A                                                   339,697.27

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group 2B                                                         55.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group 2B                                                 5,696,635.61

Sec. 4,08(8) Number of Loans 90 Days Delinquent in Group lA                                                         76.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group lA                                                 5,403,309.17

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group lB                                                         13.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group lB                                                   829,244.05

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group 2A                                                          2.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group 2A                                                   507,539.05

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group 2B                                                         30.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group 2B                                                 3,081,653.10

Sec. 4.08(8) Number of Foreclosures in Group 1A                                                                      7.00
Sec. 4.08(8) Balance of Foreclosures in Group lA                                                               598,037.40

Sec. 4.08(8) Number of Foreclosures in Group lB                                                                      3.00
Sec. 4.06(8) Balance of Foreclosures in Group lB                                                               250,251.96

Sec. 4,08(8) Number of Foreclosures in Group 2A                                                                      0.00
Sec. 4.08(8) Foreclosures in Group 2A                                                                                0.00

Sec. 4.08(8) Number of Foreclosures in Group 2B                                                                      9.00
Sec. 4.08(8) Foreclosures in Group 2B                                                                          750,935.37

Sec. 4.08(8) Number of Bankruptcies in Group lA                                                                     92.00
Sec. 4.08(8) Balance of Bankruptcies in Group lA                                                             5,419,401.37

Sec. 4.08(8) Number of Bankruptcies in Group 1B                                                                     11.00
Sec. 4.08(8) Balance of Bankruptcies in Group 1B                                                               704,505.45

Sec. 4.08(8) Number of Bankruptcies in Group 2A                                                                      0.00
Sec. 4.08(8) Bankruptcies in Group 2A                                                                                0.00

Sec. 4.08(8) Number of Bankruptcies in Group 2B                                                                     12.00
Sec. 4.08(8) Bankruptcies in Group 2B                                                                        1,531,581.27

                                      -9-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               September 27, 1999
                                                    REVISION

Sec. 4.08(9) Number of Reo's in Group lA                                                                             0.00
Sec. 4.08(9) Balance of Reo's in Group lA                                                                            0.00

Sec. 4.08(9) Number of Reo's in Group lB                                                                             0.00
Sec. 4.08(9) Balance of Reo's in Group lB                                                                            0.00

Sec. 4.08(9) Number of Reo's in Group 2A                                                                             0.00
Sec. 4.08(9) Reo's in Group 2A                                                                                       0.00

Sec. 4.08(9) Number of Reo's in Group 2B                                                                             0.00
Sec. 4.08(9) Reo's in Group 2B                                                                                       0.00


Sec. 4.08(11) REO Book Value Group lA                                                                                0.00

Sec. 4.08(11) REO Book Value Group 1B                                                                                0.00

Sec. 4.08(11) REO Book Value Group 2A                                                                                0.00

Sec. 4.08(11) REO Book Value Group 2B                                                                                0.00


Sec. 4.08(11) Principal Prepayments Group lA                                                                   143,071.58

Sec. 4.08(11) Principal Prepayments Group 1B                                                                   510,073.58

Sec. 4.08(11) Principal Prepayments Group 2A                                                                     3,474.75

Sec. 4.08(11) Principal Prepayments Group 2B                                                                 1,063,167.09


Sec. 4.02(12) Prepayment Penalties                                                                              12,535.43


Sec, 4.08(13) Realized Losses Incurred in Group lA                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group lB                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group 2A                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group 2B                                                                   0.00


Sec. 4.08(15) Beginning Balance of Basis Risk Reserve Fund                                                       8,500.00
Sec. 4.08(15) Class BB Reserve Amount Deposit                                                                    3,500.00
Sec. 4.08(15) Required Reserve Fund Deposit                                                                      5,000.00
Sec. 4.68(15) Deposits to The Basis Reserve Fund                                                               353,769.32
Sec. 4.08(15) Withdrawals from the Basis Reserve Fund                                                          353,769.32
Sec. 4.08(15) Ending Balance of Basis Risk Reserve Fund                                                          8,500.00


Sec. 4.08{16) Class A Interest Carry Forward Amount                                                                  0.00
Sec. 4.08(16) Class M1 interest Carry Forward Amount                                                                 0.00
Sec, 4.08(16) Class M1 Unpaid Realized Loss Amount                                                                   0.00
Sec. 4.08(16} Class M1 Applied Realized Loss Amount                                                                  0.00
Sec. 4.08(16) Class M1 Applied Realized Loss Amortization Amount                                                     0.00
Sec. 4.08(16) Class M2 Interest Carry Forward Amount                                                                 0.00
Sec. 4.08(16) Class M2 Unpaid Realized Loss Amount                                                                   0.00
Sec. 4.08(16) Class M2 Applied Realized Loss Amount                                                                  0.00
Sec. 4.08(16) Class M2 Applied Realized Loss Amortization Amount                                                     0.00
Sec. 4.08(16) Class B Interest Carry Forward Amount                                                                  0.00
Sec. 4.08(16) Class B Unpaid Realized LOSS Amount                                                                    0.00
Sec. 4.08(16) Class B Applied Realized Loss Amortization Amount                                                      0.00

                                      -10-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               September 27, 1999
                                                    REVISION

Sec. 4,08(17) Prepayment interest Shortfalls not covered by the Servicer                                           0.00

Sec. 4.08(18) Trustee Fee                                                                                      1,686.98

Sec, 4.08(19) Libor Carryover Class A2                                                                             0.00
Sec. 4.08(19) Libor Carryover Class B                                                                              0.00

Sec. 4.08(21) Realized Losses as a Percentage of the Original Pool Balance                                        0.00%
Sec. 4.08(21) Available Distribution Amount                                                                3,072,355.37

Sec. 4.O8 Class X Distributable Amount                                                                             0.00

Sec. 4.08 Interest Remittance Amount                                                                       1,215,889.12

Sec. 4.08 Principal Remittance Amount                                                                      1,856,466.25

3cc. 4.08 Extra Principal Distribution Amount                                                                      0.00

Sec. 4.08 Relief Act Shortfall                                                                                     0.00

Sec. 4.08 Rolling Three Month Delinquency Pct                                                                      n/a

Sec. 4.08(25) Substitution Principal Amount                                                                        0.00

3ec. 4.08(26) Repurchased Principal Amount                                                                         0.00

Sec. 4.08 Liquidation Proceeds                                                                                     0.00


5ervicing Fee                                                                                                 64,225.59

Special Servicing Fee                                                                                         11,480.00

Bec. 4.08 Required Reserve Fund Balance                                                                        5,000.00

                                      -11-